EXHIBIT 99.1
On May 6, 2026, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 150-room Embassy Suites Dallas Near the Galleria located in Dallas, Texas (“Embassy Suites Dallas”) for total consideration of approximately $16.6 million in cash, net of selling expenses. Additionally, the Company paid approximately $16.0 million to the mortgage lender. The mortgage loan is secured by ten hotels including the Embassy Suites Dallas.
The following unaudited pro forma financial information of the Company, as of and for the year ended December 31, 2025 has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on December 31, 2025. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2025, assumes the disposition closed on January 1, 2025. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of Embassy Suites Dallas and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain and the related tax effects resulting from the disposition of Embassy Suites Dallas are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
December 31, 2025
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Embassy Suites Dallas (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, gross ($82,787 attributable to VIEs)	$3,069,016	$24,388	$—		$3,044,628
Accumulated depreciation ($(5,558) attributable to VIEs)	(983,772)	(12,098)	—		(971,674)
Investments in hotel properties, net ($77,229 attributable to VIEs)	2,085,244	12,290	—		2,072,954
Contract asset	355,138	—	—		355,138
Cash and cash equivalents ($468 attributable to VIEs)	66,145	249	16,618	(C) (i)	66,093
			(423)	(C) (i)
			(15,998)	(C) (ii)
Restricted cash ($4,731 attributable to VIEs)	149,580	—	—		149,580
Accounts receivable ($143 attributable to VIEs), net of allowance of $424	32,752	80	—		32,672
Inventories ($44 attributable to VIEs)	3,598	22	—		3,576
Notes receivable, net	12,187	—	—		12,187
Investments in unconsolidated entities	7,265	—	—		7,265
Deferred costs, net ($80 attributable to VIEs)	1,529	5	—		1,524
Derivative assets	410	—	—		410
Operating lease right-of-use assets	43,582	—	—		43,582
Prepaid expenses and other assets ($40 attributable to VIEs)	32,057	51	—		32,006
Due from third-party hotel managers	25,667	—	—		25,667
Assets held for sale	18,478	—	—		18,478
Total assets	$2,833,632	$12,697	$197		$2,821,132
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($15,961 attributable to VIEs)	$2,526,608	$14,580	$(1,418)	(C) (ii)	$2,510,610
Debt associated with hotels in receivership	272,800	—	—		272,800
Finance lease liability	17,536	—	—		17,536
Accounts payable and accrued expenses ($15,534 attributable to VIEs)	123,773	750	—		123,023
Accrued interest payable ($152 attributable to VIEs)	13,993	52	—		13,941
Accrued interest associated with hotels in receivership	82,338	—	—		82,338
Dividends and distributions payable	4,247	—	—		4,247
Due to Ashford Inc., net	40,643	—	—		40,643
Due to related parties, net ($3,438 attributable to VIEs)	1,949	23	—		1,926
Due to third-party hotel managers	882	—	—		882
Operating lease liabilities	44,045	—	—		44,045
Other liabilities ($28,897 attributable to VIEs)	36,768	—	—		36,768
Liabilities related to assets held for sale	41,292	—	—		41,292
Total liabilities	3,206,874	15,405	(1,418)		3,190,051
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	20,516	—	—		20,516
Series J Redeemable Preferred Stock, $0.01 par value, 7,684,201 shares issued and outstanding at December 31, 2025	179,818	—	—		179,818
Series K Redeemable Preferred Stock, $0.01 par value, 731,102 shares issued and outstanding at December 31, 2025	18,215	—	—		18,215
Series L Redeemable Preferred Stock, $0.01 par value, 238,191 shares issued and outstanding at December 31, 2025	5,484	—	—		5,484
Series M Redeemable Preferred Stock, $0.01 par value, 550,888 shares issued and outstanding at December 31, 2025	13,566	—	—		13,566
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at December 31, 2025	11	—	—		11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at December 31, 2025	10	—	—		10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at December 31, 2025	15	—	—		15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at December 31, 2025	10	—	—		10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at December 31, 2025	11	—	—		11
Common stock, $0.01 par value, 395,000,000 shares authorized, 6,476,157 shares issued and outstanding at December 31, 2025	65	—	—		65
Additional paid-in capital	2,402,015	(2,708)	12,295	(C) (i)	2,402,015
			(423)	(C) (i)
			(14,580)	(C) (ii)
Accumulated deficit	(3,028,489)	—	4,323	(C) (i)	(3,024,166)
Total stockholders’ equity (deficit) of the Company	(626,352)	(2,708)	1,615		(622,029)
Noncontrolling interest in consolidated entities	15,511	—	—		15,511
Total equity (deficit)	(610,841)	(2,708)	1,615		(606,518)
Total liabilities and equity/deficit	$2,833,632	$12,697	$197		$2,821,132
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of December 31, 2025, as reported in its Annual Report on Form 10-K, filed on March 23, 2026.
(B)Represents the removal of the historical balance sheet of Embassy Suites Dallas as of December 31, 2025.
(C)Represents adjustments for Ashford Trust’s disposition of Embassy Suites Dallas as of December 31, 2025, which includes: (i) an adjustment for the cash consideration received of approximately $16.6 million, net of selling expenses and cash paid for hotel net working capital and (ii) the cash paid to repay the mortgage loan partially secured by Embassy Suites Dallas.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2025
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	Embassy Suites Dallas (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$825,623	$5,593	$—		$820,030
Food and beverage	207,588	226	—		207,362
Other hotel revenue	69,643	455	—		69,188
Total hotel revenue	1,102,854	6,274	—		1,096,580
Other	1,534	—	—		1,534
Total revenue	1,104,388	6,274	—		1,098,114
EXPENSES
Hotel operating expenses:
Rooms	198,106	1,689	—		196,417
Food and beverage	139,828	172	—		139,656
Other expenses	392,070	2,849	—		389,221
Management fees	38,264	212	—		38,052
Total hotel expenses	768,268	4,922	—		763,346
Property taxes, insurance and other	59,793	361	—		59,432
Depreciation and amortization	141,295	2,736	—		138,559
Impairment charges	67,648	—	—		67,648
Advisory services fee	49,039	—	—		49,039
Corporate, general and administrative	20,783	—	—		20,783
Total operating expenses	1,106,826	8,019	—		1,098,807
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	79,799	—	4,323	(C) (i)	84,122
Gain (loss) on derecognition of assets	39,054	—	—		39,054
OPERATING INCOME (LOSS)	116,415	(1,745)	4,323		122,483
Equity in earnings (loss) of unconsolidated entities	(325)	—	—		(325)
Interest income	4,739	—	—		4,739
Interest expense and amortization of discounts and loan costs	(256,229)	(1,440)	—		(254,789)
Interest expense associated with hotels in receivership	(39,038)	—	—		(39,038)
Write-off of premiums, loan costs and exit fees	(8,853)	(99)	—		(8,754)
Gain (loss) on extinguishment of debt	335	—	—		335
Realized and unrealized gain (loss) on derivatives	(5,346)	—	—		(5,346)
INCOME (LOSS) BEFORE INCOME TAXES	(188,302)	(3,284)	4,323		(180,695)
Income tax (expense) benefit	143	—	—		143
NET INCOME (LOSS)	(188,159)	(3,284)	4,323		(180,552)
(Income) loss attributable to noncontrolling interest in consolidated entities	5,058	—	—		5,058
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,262	—	(109)	(C) (ii)	3,153
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(179,839)	(3,284)	4,214		(172,341)
Preferred dividends	(28,216)	—	—		(28,216)
Deemed dividends on redeemable preferred stock	(6,949)	—	—		(6,949)
Gain (loss) on extinguishment of preferred stock	—	—	—		—
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(215,004)	$(3,284)	$4,214		$(207,506)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(35.99)				$(34.73)
Weighted average common shares outstanding—basic	5,974				5,974
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(35.99)				$(34.73)
Weighted average common shares outstanding—diluted	5,974				5,974
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2025, as reported in its Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 23, 2026.
(B)Represents the removal of the historical consolidated statements of operations of Embassy Suites Dallas for the year ended December 31, 2025.
(C)Represents adjustments for the Company’s sale of Embassy Suites Dallas, which includes: (i) the estimated non-recurring gain on the disposition of Embassy Suites Dallas for the year ended December 31, 2025; and (ii) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of Embassy Suites Dallas, including the estimated non-recurring gain for the year ended December 31, 2025, based on an ownership percentage of 1.43% for the year ended December 31, 2025. There is no estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2025. The pro forma gain resulting from the disposition of Embassy Suites Dallas is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.
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